Income Taxes	12 Months Ended
May 31, 2011
Income Taxes [Abstract]
Income Taxes

14. INCOME TAXES

The provision for income taxes for the years ended May 31 consisted of the following:

(in millions)	2011	2010	2009
Current:
Federal	$134.9	$85.2	$175.6
State	52.0	15.8	50.8
Non-U.S.	380.1	194.5	570.2
Total Current	567.0	295.5	796.6
Deferred:
Federal	99.2	(6.4)	(138.3)
State	7.0	6.9	7.8
Non-U.S.	79.6	51.3	(16.8)
Total Deferred	185.8	51.8	(147.3)
Provision for income taxes	$752.8	$347.3	$649.3

The components of earnings from consolidated companies before income taxes, and the effects of significant adjustments to tax computed at the federal statutory rate, were as follows:

(in millions)	2011	2010	2009
United States earnings	$1,477.5	$598.1	$1,192.5
Non-U.S. earnings	1,793.8	591.6	1,713.2
Earnings from consolidated companies before income taxes	$3,271.3	$1,189.7	$2,905.7
Computed tax at the federal statutory rate of 35%	35.0%	35.0%	35.0%
State and local income taxes, net of federal income tax benefit	1.3%	1.3%	1.4%
Percentage depletion in excess of basis	(4.5%)	(10.5%)	(6.6%)
Non-U.S. income and withholding taxes	(7.5%)	(1.1%)	(10.5%)
Change in valuation allowance	0.5%	4.5%	3.6%
Other items (none in excess of 5% of computed tax)	(1.8%)	0.0%	(0.6%)
Effective tax rate	23.0%	29.2%	22.3%

The fiscal 2011 effective tax rate reflects a $126.1 million expense related to the sale of our investment in Fosfertil, and our Cubatao, Brazil, facility to Vale S.A. and its subsidiaries (“Vale”).

The fiscal 2010 effective tax rate reflects a $53.0 million expense related to a valuation allowance on certain non-U.S. deferred tax assets, which included $23.1 million relating to the agreement with Vale for the anticipated sale of our investment in Fosfertil, and our Cubatão, Brazil facility.

The fiscal 2009 effective tax rate reflects a benefit of $282.7 million related to foreign tax credits associated with a special dividend that was distributed from our non-U.S. subsidiaries to our U.S. subsidiaries. In addition, the effective tax rate reflects the impact of $106.0 million related to a valuation allowance on certain non-U.S. deferred tax assets.

We have no intention of remitting certain undistributed earnings of non-U.S. subsidiaries aggregating $1.4 billion as of May 31, 2011, and accordingly, no deferred tax liability has been established relative to these earnings. The calculation of the unrecognized deferred tax liability related to these earnings is complex and is not practicable.

Significant components of our deferred tax liabilities and assets as of May 31 were as follows:

(in millions)	2011	2010
Deferred tax liabilities:
Depreciation and amortization	$566.0	$456.8
Depletion	483.9	464.5
Partnership tax bases differences	94.3	107.1
Undistributed earnings of non-U.S. subsidiaries	215.8	215.8
Other liabilities	120.6	79.6
Total deferred tax liabilities	$1,480.6	$1,323.8
Deferred tax assets:
Alternative minimum tax credit carryforwards	$110.8	$219.2
Capital loss carryforwards	11.8	7.7
Foreign tax credit carryforwards	527.9	477.0
Net operating loss carryforwards	195.9	156.9
Postretirement and post-employment benefits	46.2	80.6
Reclamation and decommissioning accruals	212.0	193.7
Other assets	217.2	232.3
Subtotal	1,321.8	1,367.4
Valuation allowance	209.2	157.1
Net deferred tax assets	1,112.6	1,210.3
Net deferred tax liabilities	$(368.0)	$(113.5)

We have certain Canadian entities that are taxed in both Canada and the U.S. As a result, we have deferred tax balances for both jurisdictions. As of May 31, 2011 and 2010, these deferred taxes are offset by approximately $336.6 million and $253.9 million, respectively, of anticipated foreign tax credits included within our depreciation and depletion components of deferred tax liabilities.

In fiscal 2009, we recognized deferred tax liabilities of $213.3 million primarily associated with our decision not to indefinitely reinvest undistributed foreign earnings outside the U.S. related to the sale of our investment in Saskferco.

As of May 31, 2011, we had estimated carryforwards for tax purposes as follows: alternative minimum tax credits of $110.8 million, net operating losses of $704.0 million, capital losses of $31.8 million, and foreign tax credits of $527.9 million. These carryforward benefits may be subject to limitations imposed by the Internal Revenue Code and in certain cases provisions of foreign law. The alternative minimum tax credit carryforwards can be carried forward indefinitely. The majority of our net operating loss carryforwards relate to Brazil and can be carried forward indefinitely but are limited to 30 percent of taxable income each year. The foreign tax credits have expiration dates ranging from fiscal 2016 through fiscal 2019. To fully utilize our foreign tax credit carryforwards we will need taxable income of approximately $3 billion in the U.S. between fiscal 2012 and fiscal 2019.

Valuation Allowance

For the fiscal years ended 2011, 2010 and 2009, the valuation allowance increased $52.1 million, $41.5 million and $109.0, respectively. In assessing the need for a valuation allowance, we consider whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of certain types of future taxable income during the periods in which those temporary differences become deductible. In making this assessment, we consider the scheduled reversal of deferred tax liabilities, our ability to carry back the deferred tax asset, projected future taxable income, and tax planning strategies.

Uncertain Tax Positions

As of May 31, 2011, we had $263.5 million of gross uncertain tax positions. If recognized, approximately $98.8 million of that amount would affect our effective tax rate in future periods. It is expected that the amount of uncertain tax positions will change in the next twelve months; however the change cannot reasonably be estimated.

	May 31,
(in millions)	2011	2010
Gross unrecognized tax benefits, beginning of year	$228.8	$200.1
Gross increases:
Prior year tax positions	30.2	9.8
Current year tax positions	41.8	21.3
Gross decreases:
Prior year tax positions	(48.2)	(1.4)
Settlements	-	(4.3)
Currency translation	10.9	3.3
Gross unrecognized tax benefits, end of year	$263.5	$228.8

We recognize interest and penalties related to unrecognized tax benefits as a component of our income tax expense. Interest and penalties accrued in our Consolidated Balance Sheets at May 31, 2011 and May 31, 2010 are $50.9 million and $40.5 million, respectively, and are included in other noncurrent liabilities in the Consolidated Balance Sheets.

We operate in multiple tax jurisdictions, both within the United States and outside the United States, and face audits from various tax authorities regarding transfer pricing, deductibility of certain expenses, and intercompany transactions, as well as other matters. With few exceptions, we are no longer subject to examination for tax years prior to 2001.

We are currently under audit by the U.S. Internal Revenue Service for fiscal years 2009 and 2010, and the Canadian Revenue Agency for fiscal years 2001 through 2008. Based on the information available, we do not anticipate significant changes to our unrecognized tax benefits as a result of these examinations.

During the third quarter of fiscal year 2011, the Internal Revenue Service concluded its audit for fiscal years 2007 to 2008. This audit did not result in significant changes in our unrecognized tax benefits.